UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2008 (January 9, 2008)
Date of Report (Date of earliest event reported)

SLM HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	021-46872	42-155574
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

99 Sunnyside Blvd.,
                      Woodbury, NY, 11729
(Address of principal executive offices, including zip code)

(866) 756-5323
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On January 9, 2008, Mr. Thor Johnson submitted his resignation from the Board of Directors of SLM Holdings, Inc (the “Company”) to the Company, effective as the date of such resignation. The resignation letter submitted by Mr. Johnson stated that his departure is not caused by any disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits None.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 10, 2008		SLM HOLDINGS, INC.

	By:	/s/ Jason Bishara
		Name:	Jason Bishara
		Title:	Executive Chairman